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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 21, 2001





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


  NORTH CAROLINA                340-23520                      56-1714315
  (State or other         (Commission File No.)              I.R.S. Employer
   jurisdiction                                           Identification Number
 of incorporation)



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                       DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

Exhibit Number      Description of Exhibit
--------------      ----------------------

99.01 Order of U.S. District Court, Eastern District of North Carolina, dated March 21, 2001.

ITEM 9.  REGULATION FD DISCLOSURE.

            On March 21, 2001, the U.S. District Court, for the Eastern District of North Carolina, issued an Order requiring WebMD Corporation ("WebMD") to provide data to Quintiles Transnational Corp. (the "Company"), pursuant to a Data Rights Agreement between WebMD and the Company, dated May 26, 2000. The text of the order is attached as Exhibit 99.01 hereto.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          QUINTILES TRANSNATIONAL CORP.



                                          By: /s/ James L. Bierman
                                              -----------------------
Dated: March 21, 2001                         James L. Bierman
                                              Chief Financial Officer





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EXHIBIT INDEX


Exhibit Number      Description of Exhibit
--------------      ----------------------

99.01 Order of U.S. District Court, Eastern District of North Carolina, dated March 21, 2001.